Exhibit 99.2

 ADMA Biologics  Realizing the Potential of Specialty Biologicswith Groundbreaking Immunotechnology  January 2026  NASDAQ: ADMA

 Forward-Looking Statements  This presentation contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. and its subsidiaries (collectively, “we,” “our” or the “Company”), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “potential,” “possible,” “forecast,” “intend,” “target,” “anticipate,” “plan,” “expect,” “believe,” “will,” “is likely,” “will likely,” “should,” “could,” “would,” “may” or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our ability to manufacture ASCENIV and BIVIGAM on a commercial scale and further commercialize these products as a result of their approval by the U.S. Food and Drug Administration (the “FDA”) in 2019; our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products; our plans to expand our pipeline with differentiated immune globulin product candidates in development (including SG-001) and estimated revenue potential and capital requirements for such product candidates; potential near and mid-term value creation through certain milestones; the possibility of expanding our product portfolio with additional specialty immune globulin products; product expansions into new fields of use, indications, target populations and product candidates, and the labeling or nature of any such approvals; our dependence upon our third-party and related party customers, suppliers and vendors and their compliance with applicable regulatory requirements; our ability to obtain adequate quantities of FDA-approved plasma with proper specifications; the likelihood and timing of FDA action with respect to any further filings by the Company; the expected financial, strategic and commercial benefits of our FDA-approved yield enhancement production process; results of clinical development; the potential of specialty plasma-derived biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease (“PI”); expected market size growth in the U.S. immune globulin market; our ability to market and promote our products in the competitive environment and to generate meaningful revenues; our estimated revenue potential and related timing; certain revenue opportunities; future financial guidance; our estimated revenue growth relative to our competitors; our production capacity and yield and ability to increase such capacity and yield; our ability to increase market share and grow revenue through anticipated product launches as well as expected peak market share; estimated global supply and demand for plasma; our ability to ensure continuity of product supply; the estimated value of our Boca Raton manufacturing facility; potential clinical trial initiations; potential investigational new product applications, Biologics License Applications, and expansion plans; our intellectual property position and the defense thereof, including our expectations regarding the scope of patent protection with respect to our products or other future pipeline product candidates; the achievement of or expected timing of clinical and regulatory milestones; our manufacturing capabilities; third-party contractor capabilities and strategy; our manufacturing, supply and other collaborative agreements; potential contract manufacturing opportunities and sales of our immune globulin products; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels for our currently marketed products and estimates regarding market size; projected growth and sales of our existing products as well as our expectations of market acceptance of BIVIGAM® and ASCENIV™; our strategic plasma network repositioning and related timing; and future domestic and global economic conditions and performance. The forward-looking statements contained herein represent the Company’s estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation, except as otherwise required by the federal securities laws. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by these forward-looking statements, including, but not limited to, the continued safety and efficacy of, and our ability to obtain and maintain regulatory approvals of, our current products, and the labeling or nature of any such approval, as well as our third-party Respiratory Syncytial Virus plasma agreements and their potential impact on our financial performance; regulatory processes and interpretations of final data of our products and product candidates; acceptability of any of our products for any purpose, by physicians, patients or payers; concurrence by the FDA with our conclusions and the satisfaction by us of its guidance relating to risks; and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

 Who We Are  NASDAQ: ADMA

 Who We Are: An Innovative, U.S.-Based Specialty Biologics Company   ADMA Biologics ian end-to-end commercial biopharmaceutical company committed to manufacturing, marketing and developing specialty biologics for the prevention and treatment of infectious diseases in the immune compromised and other patients at risk for infection   ADMA Biologics is a US-based, end-to-end, vertically integrated biopharma company leading the wayas a producer of specialty biologics  Three FDA-approved products:  Durable intellectual propertythrough 2035+:  Patented immunotechnology that has forged a new path forward in improving the lives of the immune-compromised and other patients at risk for infection  Providing for commercial durability through mid/late 2035+ and additional R&D pipeline opportunities  Contract manufacturing:  Full suite of CDMO and contract manufacturing capabilities (CMO). Partnering clinical-stage or commercial aseptic filling, packaging, (GMP) testing requirements  Capital-efficient, innovative specialty biologics R&D pipeline:  Attractive novel R&D pipeline of specialtyIGs targeting patient populations with highunmet needs  SG-001, our lead hyperimmune pipelineprogram targeting S. pneumoniae infections,is covered by a patent estate extending Into 2037+  Submission of pre-IND package to the FDA anticipated before YE2026  Projected $300-500M+ total annual revenue opportunity   Diversified plasma collection network:  Operates state-of-the-art FDA-licensed facilities dedicated to the collection of human plasma equipped with experienced clinicians and credentialed staff for plasma collection and donor care  Long-term, third-party supply contracts in place supportingrevenue growth  Corporate HeadquartersRamsey, NJ  Manufacturing CampusBoca Raton, FL  ADMA BioCenters Headquarters Cary, NC

 Vertically Integrated U.S.-Based Manufacturing Supply Chain with Innovative Technology  ADMA’s end-to-end manufacturing capabilities enable efficiency, visibility and a competitive advantage   Among an elite group of US-based biologic drug manufacturers  World-class, cGMP facility for fractionation & purification of specialty biologics  Viral Inactivation  Ultra-Filtration  FINAL FORMULATION  Cryoprecipitate  II+III PASTE / IG / IVIG  Diversified Long Term Plasma Supply Supports Forecasts  ADMA’s 10 Internal BioCenters & Long-term 3rd party plasma supply support the achievement of all financial targets  Donors  Plasmapheresis  FDA REGS -60 day-hold  Filling intoVials  Final Packaging & Labeling  Lot #Serialization  Comprehensive Control of Critical Manufacturing Functions   In-House filling, packaging, release & in-process testing  Established infrastructure supports near and long-term revenue growth and ensures continuityof product supply into the growing U.S. immunoglobulin (IG) market  VERTICALLY INTEGRATED US-BASED SUPPLY CHAIN  End-to-end control of cGMP-compliant supply chain from plasma supply, through fractionation and distribution  Among an elite group of US-based biologic drug manufacturers with comprehensive in-house control of critical manufacturing and testing functions  First-of its-kind US FDA approval of innovative yield enhancement production process provides for 20%+ greater finished IG from same starting plasma   Unique visibility due to 6-9-month manufacturing lead time  Sufficient plasma supply to achieve financial targets  Among the fastest growing, profitable BioPharma Companies in the US   90- day hold period for certain 3rd testinglab releases  FDA-Reviewof Each Lot  ~645 FULL TIME EMPLOYEES, FULLY US-BASED  PROPRIETARY SCREENING ASSAY

 Vertical Integration: Plasma Collection Centers are Essentialto Ensure Raw Material Supply to Produce IG  10 FDA-Approved BioCenters in Maryland, Tennessee, Louisiana, North Carolina, South Carolina and Georgia  ADMA BioCenters collects hyperimmune & normal source plasma – allows for internal control of new R&D product opportunities  ADMA BioCenters Collection Network  High-Titer Plasma 3rd Party Plasma Supply Contracts  Internal plasma collection capabilities coupled with 3rd party supply contracts support near and long-term|revenue growth objectives  Internal & 3rd party plasma supply visibility support all go-forward revenue growth targets   Long Term 3rd party supply contracts successfully executed:agreements solidify high titer plasma supply through late 2030s and eliminate ASCENIV’s historic growth bottleneck  ADMA can now source high-titer plasma from ~280+ 3rd party collection centers  ADMA has established a diversified third-party high-titer plasma supply network comprised of 4 counterparties  Supply availability supports ~$1.1bn+ potentialannual revenue opportunity in FY2029, with significant growth opportunities anticipated thereafter  ADMA’s proprietary screening assay provides for accelerated 3rd party plasma screening in-house  ~$1.1bn+ annual revenue opportunityin FY2029  JPM ‘26 UPDATE - STRATEGIC PLASMA NETWORK REPOSITIONING: ADMA agreed to divest three plasma centers for $12M in proceeds while continuing to operate seven internal centers and expanding long-term third-party high-titer plasma supply. ADMA anticipates realizing meaningful cost savings commencing post transaction closing.

 US IG Landscape  NASDAQ: ADMA

 Fast Growing & Highest Margin Company in a Large and Expanding IG Market  (1) Source: Marketing Research Bureau, 2024 U.S. Fractionation Market Report, ADMA internal analysis  (2) Rider NL et al. J Allergy Clin Immunol. 2024;153(6):1704-1710  In a 40-year study of 473 patients with PI on standard IVIG3,4  Despite Decades of IG use, ImprovedTherapies Still Needed  High Market Demand & Opportunity in the US IG Market1  Whitespace for ADMA’s Innovative IG Products Within the Broader Market1  PI is a Significant Market Opportunity2  PI is a class of inherited genetic disorders that causes an individual to have a deficient or absent immune system due to either a lack of necessary antibodiesor a failure of these antibodies to function properly  Estimated prevalence of 1:2,000 in the U.S., or approximately 150,000 to 250,000 people(2)   NIH estimates 500,000 undiagnosed PI patientsin the U.S.  Over 550 genetic defects are responsible for PI  Patients typically receive monthly outpatient infusions of IVIG therapy  Without this exogenous antibody immune support, these patients would be susceptible to a wide variety of infectious diseases  70%1Of immunoglobulin brands requireprior authorization & prescribers arefamiliar with approval process  (3) The broad spectrum of lung diseases in primary antibody deficiencies. Eur Respir Rev. 2018.  (4) Morbidity and mortality in common variable immune deficiency over 4 decades.  ‘15-24CAGR ~11%  ‘24-33CAGR ~10%  2015  2024  2033  ADMA3%  Large Potential & Whitespace  BPL / Kedrion5%  Octapharma14%  Grifols22%  CSL25%  Takeda31%  ASCENIV AND BIVIGAM ARE BOTH INDICATED FOR THE TREATMENT OF PI   Developedbronchiectasis6  Experienced recurrentrespiratory tract infection5  Developed chroniclung disease6  Significant unmet need exists in PI patientsrefractory to standard IG that continue toexperience recurrent respiratory infectionand chronic lung disease  (5) The lung in primary immunodeficiencies: New concepts in infection and inflammation. Front Immunol. 2018.  (6) . Subclinical infection and dosing in primary immunodeficiencies. Clin Exp Immunol. 2014.

 ASCENIVTM – ADMA’s Unique IG Offering  THE PRODUCTION OF ASCENIV  ONLY IG PRODUCT MANUFACTURED USING PATENTED DONOR SCREENINGAND PLASMA POOLING METHODS (1)  IN A 1-YEAR STUDY OF PATIENTS WITH PI,  ASCENIV reported zero serious bacterial infections (SBIs)*   *SBIs were defined as a rate of <1.0 cases of bacterial pneumonia, bacteremia/septicemia, osteomyelitis/septic arthritis, visceral abscess and bacterial meningitis per person-year. PPPY = per patient per year.  Compelling real-world evidence is driving ASCENIV growth in the complex PI patient population  Indicated for the treatment of patients with primary immunodeficiency (PI)  ADMA has successfully defined appropriate use for ASCENIV by characterizing complex PI patient risk-profiles  ADMA has positioned ASCENIV as a later-line therapy   ASCENIV real world outcomes are driving favorable payer coverage in appropriate PI patients  1. ADMA Biologics patents issued 9,107,906 – 9,714,283 – 9,815,886   2. ASCENIV Prescribing Information, ADMA Biologics, 2019  Plasma pool is derived from a minimum of 1,000 unique donors and blends normal source plasma with RSV plasma   Manufactured through a patented process using source plasma, which is acquired from donors screened using a microneutralization assay to detect and identify which donors possess naturally occurring neutralizing antibody titers to respiratory syncytial virus (RSV)  Plasma collected from U.S. FDA-licensed plasma collection centers   Meets potency requirements for 21CFR640  ASCENIV: FDA-Approved Protection Against Serious Infections  Proven Efficacy in Treating Patients with PI(2)   One patient from the study group was hospitalized because of a postoperative local wound infection from elective surgery  24 out of 59 patients (41%) had a total of 54 unscheduled medical visits due to infections  23 patients (39%) had a total of 93 missed days of work/school/activity due to infections out of a total of 21,535 patient days (<0.5%)  37 patients (63%) used antibiotics due to infection (includes therapeutic use)  hospitalizations due to infection  missed days of work/school/activity PPPY due to infection  unscheduled medical visits PPPY  days of antibiotic use PPPY  Patients and physicians can count on ASCENIV to reduce infection-related quality-of-life impact

 ASCENIVTM – Making a Positive Difference for Patients with PI  We do what we do because patients are counting on us  1. ADMA Biologics patents issued 9,107,906 – 9,714,283 – 9,815,886   2. ASCENIV Prescribing Information, ADMA Biologics, 2019  Compelling Real-World Patient Testimonials  Testimonial Highlight: Kyler’s Story  “I'm so grateful that I have ASCENIV in my corner”  MEET LISA MARIE, 55-year-old nurse, married with a blended family of 5 children, living with a rare blood vessel disease in addition to PI  “Before ASCENIV, I kind of just existed”  MEET REGINA, 50-year-old elementary math tutor, married with 3 children, one of whom also has PI  “With ASCENIV, I’m looking forward to just being a kid”  MEET KYLER, 17-year-old student, passionate about sports photography and an enthusiastic lacrosse player  “Thanks to ASCENIV, I got my life back”  MEET LYNNE, 65-year-old caregiver, married with 2 children, who works with people who have developmental disabilities  “Thanks to ASCENIV, the old me is coming back“  MEET SHERRY, 51-year-old nurse, married with a daughterin college  “With ASCENIV, I’m looking forward to just being a kid”  MEET KYLER, 17-year-old student, passionate about sports photography and an enthusiastic lacrosse player  MY STORY  I was diagnosed with PI as a baby and hospitalized very often with recurrent infections.  Growing up, I missed a lot of school because I was sick all the time and had to stay home. I wasn’t able to hang out with friends or play sports like other kids my age. It felt like I had to stop doing everything.   MY PI DIAGNOSIS  While I was on other immunoglobulin treatments for PI, I was still getting infections. I was still sick almost every day to the point where we were going to doctors twice a week to try to figure out what was going on. I was spiraling; I went from a multi-sport athlete to a full-time patient. I switched to ASCENIV when I got to a point where nothing else was working.  MY EXPERIENCE WITH ASCENIV  Since starting ASCENIV, I am back to playing all my favorite sports again. For the first time, I can attend lacrosse practice with my team after a full school day; I used to have trouble just getting through classes. It really changed my outlook for the future.

 High Demand & Growth Opportunity for ASCENIV Within the Broader IG Market  Significant upside potential with incremental penetration into the complex PI patient TAM   Immune Deficient Foundation  Source: ADMA Company Estimates  (TAM): TOTAL ADDRESSABLE MARKET ~10% (25K PATIENTS)  250,000 DIAGNOSED PI PATIENTS & GROWING (1)   HIGH DEMAND FOR ASCENIV IN A SIZABLE, REFRACTIVE TAM  Patients with recurrent, breakthroughinfections on standard IG therapy cycle through multiple lines of products  A subset of PI patients suffer from complex comorbidities  Uncontrolled patients are regularly unable to conduct daily activities  Frequent doctor office visits and hospitalizations  Clinicians and patients need an additional therapeutic intervention with a tailored composition for underserved high-risk immunodeficient patients  Total Prevalence: NIH Estimates 500k+ Diagnosed andUndiagnosed PI Patients in the U.S.  Levels of severity and risk differ across the PI population  Clinicians and patients need an alternative therapeutic intervention for underserved high-risk immunodeficient patients  MARKET PENETRATION  To date ADMA has penetrated ~4%+ of its 25,000 patient TAM(2)

 Established distribution network and channel partners comprehensively cover targeted call-points and sites of care  Distribution channel is well defined  Inpatients – hospital based  Outpatients – infusion center / physician office / homecare  Established distribution partners handle cold-chain products efficiently   Have existing product serialization tracking systems  ADMA’s product portfolio offerings have overlapping prescriber call points  Clinical immunologists  Infectious diseases  Critical care & emergency medicine  HOSPITALPHARMACY  TIER ONEINSTITUTIONS  Independent infusion centers  Home care companies  Independent GPOs  EMERGENCY MEDICINE  INFECTIOUS DISEASE  CLINICAL IMMUNOLOGY  HEMATOLOGY/ONCOLOGY  ADMA’s Innovative Commercial Model  Commercial Infrastructure in Place to Support Growth  ADMA has comprehensive engagement among the ~300-400 specialists that serve the target patient population including key opinion leaders  ~40-person commercial team(1)  Call points & end-markets are consolidated and uniquelynon-promotionally sensitive  SIGNIFICANT  OPPORTUNITIES FOR VALUE CREATION  Significant, identified growth opportunities by way of both increased depth & expanded breadth of prescriber coverage  Commercial organization is scaled & able to carry additional products   (1) FTEs in commercial segment including MSLs and field personnel

 Upside & Growth Opportunities  NASDAQ: ADMA

 FDA approval 1H2025  Successfully commenced commercial scale production using the enhanced yield process  FDA Lot Release of First Yield-Enhanced Production Batches  FY 2026 expected to be first full year of yield enhanced revenue   20%+ additional IG production yields from same quantities of starting plasma  Significant revenue and earnings upside from production yield enhancement approval  Outsized EBITDA contribution margins on incremental sales from enhanced yield finished goods  FDA Approved Production Yield Enhancement:  Transformative increases to revenue and earnings growth trajectories anticipated as a result of FDA approved innovative yield enhancement process  Yield Enhancement  FDA approval 1H2025  ~20%+ additional IG production yields from same quantities of starting plasma  Significant upside potential from production yield enhancement  Outsized EBITDAcontributionmargins on incrementalsale  First-of-its-kind, FDA approved yield enhancement process enabled by ADMA’s nimble manufacturing footprint and commitment to innovation

 SG-001: Potential Upside Through New Product Pipeline Program   Issued IP for commercial product to screen hyperimmunedonors, tailor compositions and form plasma pools. IP protectionthrough 2035  Attractive new product and label expansion opportunities for specialty IGs targeting patient populations with high unmet need   SG-001, our lead hyperimmune pipeline program targeting S. pneumoniae infections, is covered by a patent estate extending into 2037+  Issued IP provides for the exploration of additional hyperimmune globulins with potential utility across a range of respiratory infectious diseases  POTENTIAL HYPERIMMUNE GLOBULIN PIPELINE EXPANSION  ADMA’S PATENTED IMMUNOTECHNOLOGY  Screen and identify high-titer RSV plasma donors  Hyperimmune donors with sufficient antibodies to select pathogens are identified  Tailoredcompositions   Tailored plasma poolsare derived from a unique blend of normal source plasma and plasma obtained from the selected donors  Proprietarytesting   A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies in plasma donor samples  NEW PRODUCT PIPELINE & LABEL EXPANSION  Lead Pipeline Program:   SG-001, S. pneumonia IG  ASCENIV Pediatric  SG-001: $300-500MM+ ANNUAL REVENUE POTENTIALCapital Efficient R&D Engine Supporting New Product Opportunities  Attractive new product and label expansion opportunities for specialty IGs targeting patient populations with high unmet needs  Successfully demonstrated proof-of-concept data in first-of-its-kind animal model for Streptococcus pneumoniae in normal and immunocompromised hosts  SG-001 prevented pneumonia symptoms post-challenge vs. symptomatic placebo  Preclinical data demonstrated broad antibody activity across more pneumococcal serotypes than any currently available vaccine  Anticipated submission of pre-IND package to FDA by YE26  Issued SG-001 IP supports branded exclusivity through 2037+  Pneumococcal pneumonia affects ~1M U.S. adults annually  Leads to ~400,000 hospitalizations and a 5–7% mortality rate  All pediatric patients successfully completed PMC study and the clinical trial database has been locked  sBLA filed in June 2025 – label expanding FDA-approval potentially in the first half of 2026  Opportunity to further strengthen ADMA’s commercial product offering

 Senior Leadership  NASDAQ: ADMA

 Experienced Management Team and Board of Directors  NAME  SELECTED CURRENT OR PAST AFFILIATIONS  Dr. Jerrold GrossmanFounder & Vice Chairman  Lawrence GuiheenDirector  Steven ElmsChairman  Young Kwon, Ph.D.Director  Alison FingerDirector  Kaitlin KestenbergCOO & SVP Compliance  Brad TadeCFO & Treasurer   Adam GrossmanFounder, President, CEO & Director  Eduardo Rene SalasDirector

 Financials  NASDAQ: ADMA

 Rapidly growing revenue and earnings growth, with uniquely durable asset base   2025 forecasted Adjusted EBITDA marginsof ~46%   2026 forecasted Adjusted EBITDA marginsof ~57%  2027 forecasted Adjusted EBITDA marginsof ~59%  Estimated ‘25-’29 Revenue CAGR (3) of ~20% and Adj. EBITDA CAGR of ~30%  Significant ongoing margin expansion anticipated prior to 2030 and thereafter  Ongoing share repurchase program with up to $500mm authorized  ~57% adj. EBITDA Margin  Revenue  Adj. EBITDA(1)  Adj. Net Income(2)  Financial Guidance  Significant Revenue and Earnings Growth   ~46% adj. EBITDA Margin  2025 Guidance  2026 Guidance  2029 Guidance  Highlights  Accelerating Rate of Revenue and Earnings Growth  +20%  Y-o-Y  +53%   Y-o-Y  +43%   Y-o-Y  +33%   Y-o-Y  (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix.   (2) Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Adjusted Net Income to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix. All non-GAAP adjustments are presented pre-tax.   (3) CAGR, or Compound Annual Growth Rate  +25%   Y-o-Y  +61%   Y-o-Y  ~64% adj. EBITDA Margin  +20% CAGR (3)  +30% CAGR (3)  ~59% adj. EBITDA Margin  2027 Guidance  +22%   Y-o-Y  +26%   Y-o-Y  +24%   Y-o-Y

 Financial Overview  Financial Overview $  Three Months Ended  September 30, 2025  (Unaudited)  Three Months Ended  September 30, 2024  (Unaudited)  Revenues  $134.2M  $119.8M  Gross Profit  $75.6M  $59.7M  Adjusted EBITDA(1)  $58.7M  $45.4M  Adjusted Net Income(2)  $38.9M  $35.9M  Cash and cash equivalents  $61.4M  $86.7M  Total assets   $568.7M  $390.6M  Total liabilities  $137.5M  $158.7M  Total stockholders' equity  $431.2M  $231.9M  Weighted Avg. Common Shares Outstanding (Basic)  238.6M  234.6M  (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix.   (2) Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Adjusted Net Income to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix. All non-GAAP adjustments are presented pre-tax.   FY 2025 Preliminary Unaudited Results Financial Overview $  JPM 2026 Pre-Announcement   Total Revenue (FY 2025)  $510-511M  Cash and cash equivalents (YE25)  $88M  Cash Flow from Operations (4Q 2025)  $40M

 Commitment to Stockholder Returns   Ongoing share repurchase program with up to $500mm authorized; continued optimization of capital structure following ‘25 bank-syndicated debt refinancing, reducing ADMA’s Cost of Capital   US-Based, End-to-End Controlled Supply Chain  2026 poised to be first full year of yield enhancement production, providing for 20%+ greater IG output from same starting plasma, enabling significant revenue growth and earnings expansion   Diversified & Long-Term Plasma Supply  Robust internal plasma collection coupled with diversified and strengthened third-party, long-term plasma supply contracts support potential achievement of go-forward revenue and earnings growth targets  Top-Tier Revenue & Earnings Growth Outlook  Clear Path to $1.1bn+ Ann. Revenue Opp. and $700mm in Adj. EBITDA in FY2029; 20% revenue CAGR and 30% Adj. EBITDA CAGR forecasted from ‘25-’29 Guidance  Highly Durable Commercial Asset Base  Strong IP, significant natural barriers (reg., production timelines, capital investments) & no known generic/biosimilar risks provide for durability into late 2030s & beyond  Capital-Efficient & Proprietary R&D Pipeline  Innovative hyperimmune globulin R&D pipeline, led by SG-001 targeting S. pneumonia, we believe can be advanced in a highly capital efficient manner  ADMA Investment Highlights

 Appendix - Non-GAAP Reconciliation   (In US Millions)  3Q25  2Q25  1Q25  4Q24  3Q24  2Q24  1Q24  4Q23  3Q23  2Q23  1Q23   GAAP Net Income (Loss)  $36.43  $34.22  $26.90  $111.90  $35.90   $32.10   $17.80   ($17.60)  $2.60   ($6.40)  ($6.80)   Loss on extinguishment of debt  $2.18  $1.16  $1.24  $26.20   IT systems disruption  $2.80    Deferred Income Tax Benefit  -$84.28   Yield Enhancement, non-recurring expenses   $0.30  $0.49  $0.90  $2.06   Share-based compensation modification  $0.47  $2.52   Customer credits related to the voluntary withdrawal (pre-tax)  $0.16  $3.84   Non-recurring professional fees (pre-tax)  $1.18   Adjusted Net Income (Loss)(2)  $38.91  $36.03  $33.30  $33.44  $35.90   $32.10   $17.80   $8.50   $2.60   ($3.60)  ($6.80)   Depreciation   $1.99  $2.03  $1.94  $1.92  $1.90  $1.90  $1.90  $1.90  $1.90  $1.90  $1.90   Amortization  $0.04  $0.03  $0.02  $0.02  $0.00   $0.10   $0.20   $0.20   $0.20   $0.20   $0.20    Income Taxes  $11.10  $5.88  $6.55  -$77.18  $0.80   $3.80   $0.60   $0.00   $0.00   $0.00   $0.00    Interest expense (Income)  $1.68  $1.83  $1.97  $2.88  $3.50   $3.80   $3.80   $6.20   $6.40   $6.30   $6.10    EBITDA  $51.22  $43.99  $37.39  $39.54  $42.20   $41.70   $24.30   ($9.30)  $11.10   $2.00   $1.40    Stock-based compensation  $5.05  $4.96  $4.62  $5.43  $3.20   $2.90   $2.10   $1.70   $1.70   $1.60   $1.10    IT systems disruption  $2.80   Loss on extinguishment of debt  $2.18  $1.16  $1.24  $26.20   Yield Enhancement, non-recurring expense  $0.30  $0.49  $2.06   Customer credits related to the voluntary withdrawal (pre-tax)  $0.16  $3.84   Non-recurring professional fees (pre-tax)  $1.18   Adjusted EBITDA(1)  $58.74  $50.77  $47.94  $48.28  $45.40   $44.50   $26.40   $18.60   $12.70   $6.40   $2.50   (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix.   (2) Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Adjusted Net Income (Loss) to the most comparable GAAP measure, please see the Company’s earnings releases and SEC filings, as well as a reconciliation in the appendix. All non-GAAP adjustments are presented pre-tax.